UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 27, 2013

LEXMARK INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive

740 West New Circle Road

Lexington, Kentucky 40550

(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2013, Lexmark International, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to the offering and sale by the Company of $400,000,000 aggregate principal amount of its 5.125% Senior Notes due 2020 (the “Notes”). The offering of the Notes is expected to close on March 4, 2013.

The Notes will be issued under an Indenture between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, between the Company, the Trustee and Citibank, N.A., as securities administrator (as so supplemented, the “Indenture”).

The Notes will bear interest at a rate of 5.125% per year. Interest is payable on March 15 and September 15 of each year, beginning on September 15, 2013. The Notes will mature March 15, 2020, unless earlier redeemed or repurchased by the Company. The Notes will be our senior unsecured obligations and will rank equally with all of our existing and future senior unsecured indebtedness.

On March 1, 2013, the Company issued a press release announcing that it will redeem for cash all of its outstanding 5.90% Senior Notes due 2013 (the “ 5.90% Notes”) on March 31, 2013. The Company intends to use a portion of the net proceeds from the offering of the Notes to redeem the 5.90% Notes.

The Indenture provides for customary events of default and contains certain negative covenants that limit the ability of the Company and its subsidiaries to grant liens on assets, to incur indebtedness and to enter into sale-leaseback transactions.

The foregoing descriptions of the Underwriting Agreement and the Indenture are summaries and are qualified in their entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference, and the form of Indenture and form of First Supplemental Indenture, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference. A copy of the opinion of Thompson Hine LLP, special New York counsel to the Company, relating to the legality of the Notes, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The offering of the Notes is registered as part of a Registration Statement on Form S-3 (No. 333-186255), which was filed on January 28, 2013. The documents filed with this Current Report on Form 8-K under Item 9.01 are being filed as exhibits to that Registration Statement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 on this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement dated as of February 27, 2013 among Lexmark International, Inc. and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as the representatives of the several underwriters named therein.

4.1	Form of Indenture between Lexmark International, Inc. and Wilmington Trust, National Association, as Trustee.

4.2	Form of First Supplemental Indenture between Lexmark International, Inc., Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Securities Administrator.

4.3	Form of Global Note for the Company’s 5.125% Senior Notes due 2020 (included in Exhibit 4.2).

5.1	Opinion of Thompson Hine LLP.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Thompson Hine LLP (included in Exhibit 5.1).

99.1	Press release dated February 28, 2013, announcing the pricing of the Company’s public offering of Notes.

99.2	Press release dated March 1, 2013, announcing the redemption of the Company’s 5.900% Senior Notes due 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

By:	/s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

Date: March 4, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of February 27, 2013 among Lexmark International, Inc. and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as the representatives of the several underwriters named therein.

4.1	Form of Indenture between Lexmark International, Inc. and Wilmington Trust, National Association, as Trustee.

4.2	Form of First Supplemental Indenture between Lexmark International, Inc., Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Securities Administrator.

4.3	Form of Global Note for the Company’s 5.125% Senior Notes due 2020 (included in Exhibit 4.2).

5.1	Opinion of Thompson Hine LLP.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Thompson Hine LLP (included in Exhibit 5.1).

99.1	Press release dated February 28, 2013, announcing the pricing of the Company’s public offering of Notes.

99.2	Press release dated March 1, 2013, announcing the redemption of the Company’s 5.900% Senior Notes due 2013.